Exhibit 1.01

Conflict Minerals Report of CommScope Holding Company, Inc.

For the Calendar Year Ended December 31, 2018

Pursuant to Rule 13P-1 Under The Securities Exchange Act of 1934

CommScope Holding Company, Inc. presents this Conflict Minerals Report for the reporting period of January 1, 2018 to December 31, 2018 pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 and associated guidance issued by the Securities and Exchange Commission. Unless otherwise specified or unless the context otherwise requires, references to “CommScope,” “we,” “us” or “our” refer to CommScope Holding Company, Inc. and its consolidated subsidiaries.

Overview of our Conflict Minerals Program

CommScope is a leading global provider of infrastructure solutions for communication networks. In 2014, our leaders defined a sustainability philosophy on corporate responsibility that embraces our core company values. As part of our values to respect people and our planet, we expect our suppliers to conduct their worldwide operations in a socially and environmentally responsible manner and source raw materials only from reputable organizations pursuant to our Conflict Minerals Policy (the “Policy”) and following the Organization for Economic Co-operation and Development (“OECD”) due diligence framework, third edition. The Policy is available on our website at https://www.commscope.com/Docs/Corporate-Responsibility/Supplier-Responsibility/CommScope_Conflict_Minerals_Policy.pdf.

CommScope Products

Conflict minerals in the form of tin, tantalum, tungsten and gold (collectively, “3TG”) were necessary to the functionality or production of products we manufactured or contracted to have manufactured during 2018 within our operating segments as follows:

•

Connectivity Solutions – Fiber optic and copper cable and connectivity solutions for use in data centers and business enterprise, telecommunications, cable television and residential broadband networks. Includes both indoor and outdoor network applications.

•

Mobility Solutions – Essential building blocks for base station sites and related connectivity; indoor, outdoor and distributed antenna wireless systems; and wireless network backhaul products and services.

Reasonable Country of Origin Inquiry

We conducted a reasonable country of origin inquiry (“RCOI”) to determine whether any of the necessary conflict minerals in our 2018 products originated in the Democratic Republic of the Congo and the adjoining countries (the “Covered Countries”), or were conflict minerals from recycled or scrap sources. The term "conflict minerals" comes from section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Conflict Minerals Rule, 17 CFR Parts 240 and 249b, and is defined as columbite-tantalite, also known as coltan (from which tantalum is derived); cassiterite (tin); gold; wolframite (tungsten); or their derivatives; or any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Democratic Republic of the Congo or an adjoining country. To make the RCOI determination, we engaged our suppliers to identify the smelters and refiners (“facilities”) of necessary conflict minerals that may have been contained in our products and that are recognized by the Responsible Minerals Initiative (RMI) to be processors of conflict minerals (“Potential 3TG Facilities”), and reviewing available information on the sourcing of conflict minerals by Potential 3TG Facilities.

Our RCOI included:

•

Identified 1,913 direct suppliers from our Enterprise Resource Planning (ERP) software to be considered for inclusion in a Conflict Mineral survey. These suppliers provided materials, parts, components and salable products to us in 2018.

•	Performed risk assessment or collected the RMI Conflict Minerals Reporting Template (the “Template”) from in scope suppliers.
•	We identified 248 direct suppliers of materials, parts, components or products containing necessary conflict minerals (“3TG Direct Suppliers”).
•

A requirement, as part of the survey and our accompanying communications, that, when inquired, suppliers provide a statement indicating that conflict minerals are not in use in the supplied parts or complete the Template. The Template is used to provide CommScope information from their supply chains regarding Potential 3TG Facilities and the origin of necessary conflict minerals processed at these facilities;

•

If needed, follow-up with 3TG Direct Suppliers to clarify, update or complete information reported to us through the Template or their statement. Response red flags requiring follow-up included issues with completeness, consistency, supplier’s completeness of smelter data, listing of unknown smelters, listing non-conformant smelters, listing high risk smelters, listing embargoed countries and indicating 3TGs were not used in their products when assessed High Risk as containing 3TGs.

We have clearly communicated to suppliers that we expect all materials supplied to CommScope to be free of conflict minerals from the Covered Countries. However, continuing to source from conformant smelters or refiners from Covered Countries may be acceptable. Suppliers indicating sourcing from the Covered Countries require follow up if the supplier did not state that they are sourcing from conformant RMI smelters or refiners. Suppliers using non-conformant smelters are encouraged to reassess their supply chain to only source from conformant smelters.

RCOI Conflict Minerals Status

We have determined with respect to our products containing necessary conflict minerals that we know or have reason to believe that some of the necessary conflict minerals originated or may have originated in the Covered Countries. Further, we know or have reason to believe that these necessary conflict minerals may not be conflict minerals from recycled or scrap sources.

Conflict Minerals Due Diligence Measures

Our conflict minerals due diligence process is based on the OECD’s Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, including the Supplement on Tin, Tantalum and Tungsten and the Supplement on Gold (Third Edition 2016) (the “OECD Guidance”), a recognized due diligence framework.

The design of our due diligence measures is specific to our downstream position in the minerals supply chain and the OECD recommendations for downstream actors that have no direct relationships to smelters or refiners, and the use of independent facility assessment programs to provide information about smelters or refiners.

The design of our due diligence process includes the following steps:

(1)	Establishment of strong internal company management systems, including the following:
•	Conflict Minerals Policy.
•	Cross-functional Conflict Minerals Corporate Management Team that includes Global Procurement, Quality, Product Compliance, Legal and Corporate Responsibility, with executive management support.
•	Conflict minerals process document as part of our ISO 9001/TL9000 Quality Management System “Due Diligence Process for Reporting of Conflict Minerals.”
•	Supplier agreement language that includes conflict free sourcing and explanation of supplier requirements.
•	Utilizing the SAP Product Stewardship Network for data storage, analysis and reporting.
•

Employees and external parties have access to an ethics reporting system, the CommAlert Line (866-277-2410), or may report via the website https://commalert.alertline.com or email CommScope’s Corporate Ethics Officer at ethics@commscope.com.

(2)

Design and implementation of a strategy to respond to identified risks - As a downstream supplier, we do not assess the due diligence practices of Potential 3TG Facilities. We survey our 3TG direct suppliers and unresponsive suppliers are identified and forwarded to the Global Procurement team for further review. We encourage 3TG Direct Suppliers to urge the Potential 3TG Facilities in their supply chain to join the Responsible Minerals Assurance Process (RMAP). Each unresponsive supplier is indicated in a report provided to the Conflict Minerals Corporate Management Team for supplier review to determine if alternative sourcing will be pursued. Unresponsive suppliers are identified by the following:

•	No response after three or more attempts.
•	Smelter data is not provided, but use of 3TGs is expected.
•	Poor smelter data (incorrect, unknown or high-risk smelters).
•	Assertion that they are not in scope of the law.
•	Conflict free letters or conflict mineral policies with no data behind their response.
•	Distributors that provide no smelter data and will not provide the Original Equipment Manufacturer (OEM) contact on the products supplied.
•	Suppliers acknowledging that 3TGs are sourced from the Covered Countries without providing further explanation of the smelters or refiners in use.

(3)

Support of industry organizations to carry out independent third-party audits of facilities’ due diligence practices - We support the industry initiative that conducts audits of facilities’ due diligence activities and we encourage our suppliers that use smelters or refiners to participate in the Responsible Minerals Assurance Process (RMAP). As a downstream supplier, we do not have a direct relationship with conflict minerals smelters and do not perform or direct audits of these entities within our supply chain. In connection with our due diligence program, we utilized information made available by the RMI concerning independent third-party audits of smelters.

(4)	Annual reporting through this Conflict Minerals Report.

Results

This is our fourth reporting year and we are progressing toward our objective of responsible minerals sourcing. Of the Potential 3TG Facilities identified, there are 3TG Facilities reported by suppliers that have not yet participated in the Responsible Minerals Assurance Process. As discussed above in the RCOI Conflict Minerals Status section, we have determined with respect to our products containing necessary conflict minerals that we know or have reason to believe that some of the necessary conflict minerals originated or may have originated in the Covered Countries. Further, we know or have reason to believe that these necessary conflict minerals may not be conflict minerals from recycled or scrap sources.

Statement on Supplier Status

Supplier knowledge of the Conflict Minerals law and, in turn, their responses have improved from our first reasonable country of origin inquiry (RCOI) in 2015. Further understanding of the law and our requirements should promote continued improvement in the data received from the RCOI process. However, a number of suppliers have not yet performed a full inquiry with their suppliers at this time.

Future Goals to Mitigate Risk

We are committed to continuously improving our RCOI and due diligence process and intend to take the following steps in 2019:

(1)	Further educate our suppliers on our conflict minerals requirements for them.
(2)	Clearly communicate our conflict free sourcing expectations, as defined in our Policy.
(3)	Leverage our supplier relationships to encourage better traceability measures by in-scope suppliers.
(4)	Continue to refine our due diligence process in accordance with the OECD Guidance.
(5)	Review and follow-up with suppliers on reported unknown, incorrect and high-risk smelters.
(6)	Implement an integrated conflict minerals solution with our ERP software to determine conflict status at the product level.

Tables 1 – 4: Facility Lists by Mineral, Country and Status

The Tables are a result of the review of the data from several sources including information reported to us by our 3TG direct suppliers on the Template, from the SAP Product Stewardship Network and from the RMI website (http://www.responsiblemineralsinitiative.org). In many cases, facility information was provided to us for the entire supply chain of our 3TG Direct Suppliers and did not identify those facilities believed to contribute necessary conflict minerals to any particular CommScope product. There are 79 tin Facilities listed, 42 tantalum Facilities listed, 42 tungsten Facilities listed, and 121 gold Facilities listed. This compliance status is based solely on information made publicly available by the RMI, without independent verification by us. Unverified, unknown and high-risk facilities may not be listed as we have relied upon our suppliers to verify smelter validity.

Facility Name is listed as they appear on the RMI Smelter or Refiner Information Exchange or the name as given by the supplier. A company appears more than once if it was reported to us for more than one facility (i.e., smelter, refiner, recycler or scrap processor) that is processing different types of minerals or metals.

Facility Identification is the RMI Smelter or Refiner identification number as shown on the RMI website, from the Template, or the supplier identification for the smelter or refiner.

Facility Country refers to the processing facility’s location and does not indicate necessarily where the facility sources from.

Status refers to the compliance status of the smelter or refiner.

RMI Conformant refers to facilities that are listed by RMI (as of April 4, 2019) as (a) conformant with RMAP protocols or (b) certified or accredited by a similar independent facility assessment program such as the Responsible Jewellery Council’s (RJC) Chain-of-Custody Certification Program, or the London Bullion Market Association’s (LBMA) Responsible Gold Programme.

Not participating refers to known facilities with sourcing practices that could not yet be determined.

Table 1 Tin Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CID000228	CHINA	RMI Conformant
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CID000244	CHINA	Not participating
Tin	Alpha	CID000292	UNITED STATES OF AMERICA	RMI Conformant
Tin	CV Gita Pesona	CID000306	INDONESIA	RMI Conformant
Tin	PT Aries Kencana Sejahtera	CID000309	INDONESIA	RMI Conformant
Tin	PT Premium Tin Indonesia	CID000313	INDONESIA	RMI Conformant
Tin	CV United Smelting	CID000315	INDONESIA	RMI Conformant
Tin	Dowa	CID000402	JAPAN	RMI Conformant
Tin	EM Vinto	CID000438	BOLIVIA	RMI Conformant
Tin	Estanho de Rondônia S.A.	CID000448	BRAZIL	Not participating
Tin	Fenix Metals	CID000468	POLAND	RMI Conformant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CID000538	CHINA	RMI Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CID000555	CHINA	Not participating
Tin	Huichang Jinshunda Tin Co., Ltd.	CID000760	CHINA	RMI Conformant
Tin	Gejiu Kai Meng Industry and Trade LLC	CID000942	CHINA	RMI Conformant
Tin	China Tin Group Co., Ltd.	CID001070	CHINA	RMI Conformant
Tin	Malaysia Smelting Corporation (MSC)	CID001105	MALAYSIA	RMI Conformant
Tin	Metallic Resources, Inc.	CID001142	UNITED STATES OF AMERICA	RMI Conformant
Tin	Mineração Taboca S.A.	CID001173	BRAZIL	RMI Conformant
Tin	Minsur	CID001182	PERU	RMI Conformant
Tin	Mitsubishi Materials Corporation	CID001191	JAPAN	RMI Conformant
Tin	Jiangxi New Nanshan Technology Ltd.	CID001231	CHINA	RMI Conformant
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	CID001314	THAILAND	RMI Conformant
Tin	Operaciones Metalurgical S.A.	CID001337	BOLIVIA	RMI Conformant
Tin	PT Artha Cipta Langgeng	CID001399	INDONESIA	RMI Conformant
Tin	PT Babel Inti Perkasa	CID001402	INDONESIA	RMI Conformant
Tin	PT Bangka Tin Industry	CID001419	INDONESIA	RMI Conformant
Tin	PT Belitung Industri Sejahtera	CID001421	INDONESIA	RMI Conformant
Tin	PT Bukit Timah	CID001428	INDONESIA	RMI Conformant
Tin	PT DS Jaya Abadi	CID001434	INDONESIA	RMI Conformant
Tin	PT Eunindo Usaha Mandiri	CID001438	INDONESIA	Not participating
Tin	PT Karimun Mining	CID001448	INDONESIA	RMI Conformant
Tin	PT Mitra Stania Prima	CID001453	INDONESIA	RMI Conformant
Tin	PT Panca Mega Persada	CID001457	INDONESIA	RMI Conformant
Tin	PT Prima Timah Utama	CID001458	INDONESIA	RMI Conformant
Tin	PT Refined Bangka Tin	CID001460	INDONESIA	RMI Conformant
Tin	PT Sariwiguna Binasentosa	CID001463	INDONESIA	RMI Conformant
Tin	PT Stanindo Inti Perkasa	CID001468	INDONESIA	RMI Conformant
Tin	PT Sumber Jaya Indah	CID001471	INDONESIA	RMI Conformant
Tin	PT Timah (Persero) Tbk Kundur	CID001477	INDONESIA	RMI Conformant
Tin	PT Timah (Persero) Tbk Mentok	CID001482	INDONESIA	RMI Conformant
Tin	PT Tinindo Inter Nusa	CID001490	INDONESIA	RMI Conformant
Tin	PT Tommy Utama	CID001493	INDONESIA	RMI Conformant
Tin	Rui Da Hung	CID001539	TAIWAN	RMI Conformant
Tin	Soft Metais Ltda.	CID001758	BRAZIL	RMI Conformant
Tin	Thaisarco	CID001898	THAILAND	RMI Conformant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CID001908	CHINA	RMI Conformant
Tin	White Solder Metalurgia e Mineração Ltda.	CID002036	BRAZIL	RMI Conformant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CID002158	CHINA	RMI Conformant
Tin	Yunnan Tin Company Limited	CID002180	CHINA	RMI Conformant
Tin	CV Venus Inti Perkasa	CID002455	INDONESIA	RMI Conformant
Tin	Magnu's Minerais Metais e Ligas Ltda.	CID002468	BRAZIL	RMI Conformant
Tin	Melt Metais e Ligas S.A.	CID002500	BRAZIL	RMI Conformant
Tin	PT ATD Makmur Mandiri Jaya	CID002503	INDONESIA	RMI Conformant
Tin	O.M. Manufacturing Philippines, Inc.	CID002517	PHILIPPINES	RMI Conformant

Tin	PT Inti Stania Prima	CID002530	INDONESIA	RMI Conformant
Tin	CV Ayi Jaya	CID002570	INDONESIA	RMI Conformant
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	CID002573	VIETNAM	Not participating
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	CID002574	VIETNAM	Not participating
Tin	CV Dua Sekawan	CID002592	INDONESIA	RMI Conformant
Tin	CV Tiga Sekawan	CID002593	INDONESIA	RMI Conformant
Tin	An Vinh Joint Stock Mineral Processing Company	CID002703	VIETNAM	Not participating
Tin	Resind Indústria e Comércio Ltda.	CID002706	BRAZIL	RMI Conformant
Tin	Super Ligas	CID002756	BRAZIL	Not participating
Tin	Metallo Belgium N.V.	CID002773	BELGIUM	RMI Conformant
Tin	Metallo Spain S.L.U.	CID002774	SPAIN	RMI Conformant
Tin	PT Bangka Prima Tin	CID002776	INDONESIA	RMI Conformant
Tin	PT Sukses Inti Makmur	CID002816	INDONESIA	RMI Conformant
Tin	PT Kijang Jaya Mandiri	CID002829	INDONESIA	RMI Conformant
Tin	PT Menara Cipta Mulia	CID002835	INDONESIA	RMI Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	CID002844	CHINA	RMI Conformant
Tin	Gejiu Fengming Metalurgy Chemical Plant	CID002848	CHINA	RMI Conformant
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CID002849	CHINA	RMI Conformant
Tin	Modeltech Sdn Bhd	CID002858	MALAYSIA	RMI Conformant
Tin	Gejiu Jinye Mineral Company	CID002859	CHINA	RMI Conformant
Tin	PT Lautan Harmonis Sejahtera	CID002870	INDONESIA	RMI Conformant
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CID003116	CHINA	RMI Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CID003190	CHINA	RMI Conformant
Tin	PT Bangka Serumpun	CID003205	INDONESIA	RMI Conformant

Table 2 Tantalum Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tantalum	Asaka Riken Co., Ltd.	CID000092	JAPAN	RMI Conformant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CID000211	CHINA	RMI Conformant
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CID000291	CHINA	RMI Conformant
Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	CID000410	CHINA	Not participating
Tantalum	Exotech Inc.	CID000456	UNITED STATES OF AMERICA	RMI Conformant
Tantalum	F&X Electro-Materials Ltd.	CID000460	CHINA	RMI Conformant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CID000616	CHINA	RMI Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CID000914	CHINA	RMI Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	CID000917	CHINA	RMI Conformant
Tantalum	LSM Brasil S.A.	CID001076	BRAZIL	RMI Conformant
Tantalum	Metallurgical Products India Pvt., Ltd.	CID001163	INDIA	RMI Conformant
Tantalum	Mineração Taboca S.A.	CID001175	BRAZIL	RMI Conformant
Tantalum	Mitsui Mining & Smelting Co., Ltd.	CID001192	JAPAN	RMI Conformant
Tantalum	NPM Silmet AS	CID001200	ESTONIA	RMI Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CID001277	CHINA	RMI Conformant
Tantalum	QuantumClean	CID001508	UNITED STATES OF AMERICA	RMI Conformant
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CID001522	CHINA	RMI Conformant
Tantalum	Solikamsk Magnesium Works OAO	CID001769	RUSSIAN FEDERATION	RMI Conformant
Tantalum	Taki Chemical Co., Ltd.	CID001869	JAPAN	RMI Conformant
Tantalum	Telex Metals	CID001891	UNITED STATES OF AMERICA	RMI Conformant
Tantalum	Ulba Metallurgical Plant JSC	CID001969	KAZAKHSTAN	RMI Conformant
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CID002307	CHINA	Not participating
Tantalum	Hengyang King Xing Lifeng New Materials	CID002492	CHINA	RMI Conformant
Tantalum	D Block Metals, LLC	CID002504	UNITED STATES OF AMERICA	RMI Conformant
Tantalum	FIR Metals & Resource Ltd.	CID002505	CHINA	RMI Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CID002506	CHINA	RMI Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CID002508	CHINA	RMI Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CID002512	CHINA	RMI Conformant
Tantalum	KEMET Blue Metals	CID002539	MEXICO	RMI Conformant
Tantalum	H.C. Starck Co., Ltd.	CID002544	THAILAND	RMI Conformant
Tantalum	H.C. Starck Tantalum and Niobium GmbH	CID002545	GERMANY	RMI Conformant
Tantalum	H.C. Starck Hermsdorf GmbH	CID002547	GERMANY	RMI Conformant
Tantalum	H.C. Starck Inc.	CID002548	UNITED STATES OF AMERICA	RMI Conformant
Tantalum	H.C. Starck Ltd.	CID002549	JAPAN	RMI Conformant
Tantalum	H.C. Starck Smelting GmbH & Co.KG	CID002550	GERMANY	RMI Conformant
Tantalum	Global Advanced Metals Boyertown	CID002557	UNITED STATES OF AMERICA	RMI Conformant
Tantalum	Global Advanced Metals Aizu	CID002558	JAPAN	RMI Conformant
Tantalum	KEMET Blue Powder	CID002568	UNITED STATES OF AMERICA	RMI Conformant
Tantalum	Resind Indústria e Comércio Ltda.	CID002707	BRAZIL	RMI Conformant
Tantalum	Jiangxi Tuohong New Raw Material	CID002842	CHINA	RMI Conformant
Tantalum	Power Resources Ltd.	CID002847	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)	RMI Conformant
Tantalum	Jiujiang Janny New Material Co., Ltd.	CID003191	CHINA	RMI Conformant

Table 3 Tungsten Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status
Tungsten	A.L.M.T. TUNGSTEN Corp.	CID000004	JAPAN	RMI Conformant
Tungsten	Kennametal Huntsville	CID000105	UNITED STATES OF AMERICA	RMI Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CID000218	CHINA	RMI Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CID000258	CHINA	RMI Conformant
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CID000499	CHINA	RMI Conformant
Tungsten	Global Tungsten & Powders Corp.	CID000568	UNITED STATES OF AMERICA	RMI Conformant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CID000766	CHINA	RMI Conformant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CID000769	CHINA	RMI Conformant
Tungsten	Japan New Metals Co., Ltd.	CID000825	JAPAN	RMI Conformant
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CID000875	CHINA	RMI Conformant
Tungsten	Kennametal Fallon	CID000966	UNITED STATES OF AMERICA	RMI Conformant
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	CID001889	VIETNAM	RMI Conformant
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	CID002011	VIETNAM	Not participating
Tungsten	Wolfram Bergbau und Hutten AG	CID002044	AUSTRIA	RMI Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	CID002082	CHINA	RMI Conformant
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CID002095	CHINA	RMI Conformant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CID002315	CHINA	RMI Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CID002316	CHINA	RMI Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CID002317	CHINA	RMI Conformant
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CID002318	CHINA	RMI Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CID002319	CHINA	RMI Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CID002320	CHINA	RMI Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CID002321	CHINA	RMI Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CID002494	CHINA	RMI Conformant
Tungsten	Asia Tungsten Products Vietnam Ltd.	CID002502	VIETNAM	Not participating
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CID002513	CHINA	RMI Conformant
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CID002535	CHINA	Not participating
Tungsten	H.C. Starck Tungsten GmbH	CID002541	GERMANY	RMI Conformant
Tungsten	H.C. Starck Smelting GmbH & Co.KG	CID002542	GERMANY	RMI Conformant
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	CID002543	VIETNAM	RMI Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CID002551	CHINA	RMI Conformant
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CID002579	CHINA	RMI Conformant
Tungsten	Niagara Refining LLC	CID002589	UNITED STATES OF AMERICA	RMI Conformant
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CID002645	CHINA	RMI Conformant
Tungsten	Hydrometallurg, JSC	CID002649	RUSSION FEDERATION	RMI Conformant
Tungsten	Unecha Refactory Metals Plant	CID002724	RUSSION FEDERATION	RMI Conformant
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CID002815	CHINA	RMI Conformant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	CID002827	PHILIPPINES	RMI Conformant
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CID002830	CHINA	RMI Conformant
Tungsten	ACL Metais Eireli	CID002833	BRAZIL	RMI Conformant
Tungsten	Woltech Korea Co., Ltd.	CID002843	KOREA, REPUBLIC OF	RMI Conformant
Tungsten	Moliren Ltd	CID002845	RUSSIAN FEDERATION	RMI Conformant

Table 4 Gold Facility List by Mineral, Country, and Status

Mineral	Facility Name	Facility Identification	Facility Country	Status
Gold	Advanced Chemical Company	CID000015	UNITED STATES OF AMERICA	RMI Conformant
Gold	Aida Chemical Industries Co., Ltd.	CID000019	JAPAN	RMI Conformant
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	CID000035	GERMANY	RMI Conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	CID000041	UZBEKISTAN	RMI Conformant
Gold	AngloGold Ashanti Córrego do Sítio Mineração	CID000058	BRAZIL	RMI Conformant
Gold	Argor-Heraeus SA	CID000077	SWITZERLAND	RMI Conformant
Gold	Asahi Pretec Corporation	CID000082	JAPAN	RMI Conformant
Gold	Asaka Riken Co., Ltd.	CID000090	JAPAN	RMI Conformant
Gold	Aurubis AG	CID000113	GERMANY	RMI Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	CID000128	PHILIPPINES	RMI Conformant
Gold	Boliden AB	CID000157	SWEDEN	RMI Conformant
Gold	C. Hafner GmbH + Co. KG	CID000176	GERMANY	RMI Conformant
Gold	CCR Refinery - Glencore Canada Corporation	CID000185	CANADA	RMI Conformant
Gold	Cendres + Métaux SA	CID000189	SWITZERLAND	RMI Conformant
Gold	Chimet S.p.A.	CID000233	ITALY	RMI Conformant
Gold	Chugai Mining	CID000264	JAPAN	RMI Conformant
Gold	Daejin Indus Co., Ltd.	CID000328	KOREA, REPUBLIC OF	RMI Conformant
Gold	Daye Non-Ferrous Metals Mining Ltd.	CID000343	CHINA	Not participating
Gold	DSC (Do Sung Corporation)	CID000359	KOREA, REPUBLIC OF	RMI Conformant
Gold	Doduco Contacts and Refining GmbH	CID000362	GERMANY	RMI Conformant
Gold	Dowa	CID000401	JAPAN	RMI Conformant
Gold	Eco-System Recycling Co., Ltd.	CID000425	JAPAN	RMI Conformant
Gold	OJSC Novosibirsk Refinery	CID000493	RUSSIAN FEDERATION	RMI Conformant
Gold	HeeSung Metal Ltd.	CID000689	KOREA, REPUBLIC OF	RMI Conformant
Gold	Heimerle + Meule GmbH	CID000694	GERMANY	RMI Conformant
Gold	Heraeus Metals Hong Kong Ltd.	CID000707	CHINA	RMI Conformant
Gold	Heraeus Precious Metals GmbH & Co. KG	CID000711	GERMANY	RMI Conformant
Gold	HwaSeong CJ CO., LTD.	CID000778	KOREA, REPUBLIC OF	Not Participating
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CID000801	CHINA	RMI Conformant
Gold	Ishifuku Metal Industry Co., Ltd.	CID000807	JAPAN	RMI Conformant
Gold	Istanbul Gold Refinery	CID000814	TURKEY	RMI Conformant
Gold	Japan Mint	CID000823	JAPAN	RMI Conformant
Gold	Jiangxi Copper Co. Ltd.	CID000855	CHINA	RMI Conformant
Gold	Asahi Refining USA Inc.	CID000920	UNITED STATES OF AMERICA	RMI Conformant
Gold	Asahi Refining Canada Ltd.	CID000924	CANADA	RMI Conformant
Gold	JSC Uralelectromed	CID000929	RUSSIAN FEDERATION	RMI Conformant
Gold	JX Nippon Mining & Metals Co., Ltd.	CID000937	JAPAN	RMI Conformant
Gold	Kazakhmys Smelting LLC	CID000956	KAZAKHSTAN	Not participating
Gold	Kazzinc	CID000957	KAZAKHSTAN	RMI Conformant
Gold	Kennecott Utah Copper LLC	CID000969	UNITED STATES OF AMERICA	RMI Conformant
Gold	Kojima Chemicals Co., Ltd.	CID000981	JAPAN	RMI Conformant
Gold	Kyrgyzaltyn JSC	CID001029	KYRGYZSTAN	RMI Conformant
Gold	Lingbao Gold Company Limited	CID001056	CHINA	Not participating
Gold	LS-NIKKO Copper Inc.	CID001078	KOREA, REPUBLIC OF	RMI Conformant
Gold	Materion	CID001113	UNITED STATES OF AMERICA	RMI Conformant
Gold	Matsuda Sangyo Co., Ltd.	CID001119	JAPAN	RMI Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	CID001147	CHINA	RMI Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	CID001149	CHINA	RMI Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	CID001152	SINGAPORE	RMI Conformant
Gold	Metalor Technologies SA	CID001153	SWITZERLAND	RMI Conformant
Gold	Metalor USA Refining Corporation	CID001157	UNITED STATES OF AMERICA	RMI Conformant
Gold	Metalúrgica Met-Mex Peñoles, S.A. De C.V.	CID001161	MEXICO	RMI Conformant
Gold	Mitsubishi Materials Corporation	CID001188	JAPAN	RMI Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	CID001193	JAPAN	RMI Conformant
Gold	Moscow Special Alloys Processing Plant	CID001204	RUSSIAN FEDERATION	RMI Conformant

Gold	Nadir Metal Rafineri San. Ve Tic. A.?.	CID001220	TURKEY	RMI Conformant
Gold	Navoi Mining and Metallurgical Combinat	CID001236	UZBEKISTAN	Not participating
Gold	Nihon Material Co., Ltd.	CID001259	JAPAN	RMI Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	CID001325	JAPAN	RMI Conformant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastvetmet)	CID001326	RUSSIAN FEDERATION	RMI Conformant
Gold	PAMP S.A.	CID001352	SWITZERLAND	RMI Conformant
Gold	Penglai Penggang Gold Industry Co., Ltd.	CID001362	CHINA	Not participating
Gold	Prioksky Plant of Non-Ferrous Metals	CID001386	RUSSIAN FEDERATION	RMI Conformant
Gold	PT Aneka Tambang (Persero) Tbk	CID001397	INDONESIA	RMI Conformant
Gold	PX Précinox SA	CID001498	SWITZERLAND	RMI Conformant
Gold	Rand Refinery (Pty) Ltd.	CID001512	SOUTH AFRICA	RMI Conformant
Gold	Royal Canadian Mint	CID001534	CANADA	RMI Conformant
Gold	Sabin Metal Corp.	CID001546	UNITED STATES OF AMERICA	Not participating
Gold	Samduck Precious Metals	CID001555	KOREA, REPUBLIC OF	RMI Conformant
Gold	Schone Edelmetaal B.V.	CID001573	NETHERLANDS	Not participating
Gold	SEMPSA Joyería Platería S.A.	CID001585	SPAIN	RMI Conformant
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CID001622	CHINA	RMI Conformant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CID001736	CHINA	RMI Conformant
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	CID001756	RUSSIAN FEDERATION	RMI Conformant
Gold	Solar Applied Materials Technology Corp.	CID001761	TAIWAN	RMI Conformant
Gold	Sumitomo Metal Mining Co., Ltd.	CID001798	JAPAN	RMI Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	CID001875	JAPAN	RMI Conformant
Gold	The Great Wall Gold and Silver Refinery of China	CID001909	CHINA	Not participating
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CID001916	CHINA	RMI Conformant
Gold	Tokuriki Honten Co., Ltd.	CID001938	JAPAN	RMI Conformant
Gold	Torecom	CID001955	KOREA, REPUBLIC OF	RMI Conformant
Gold	Umicore Brasil Ltda.	CID001977	BRAZIL	RMI Conformant
Gold	Umicore S.A. Business Unit Precious Metals Refining	CID001980	BELGIUM	RMI Conformant
Gold	United Precious Metal Refining, Inc.	CID001993	UNITED STATES OF AMERICA	RMI Conformant
Gold	Valcambi S.A.	CID002003	SWITZERLAND	RMI Conformant
Gold	Western Australian Mint (/a The Perth Mint	CID002030	AUSTRALIA	RMI Conformant
Gold	Yamakin Co., Ltd.	CID002100	JAPAN	RMI Conformant
Gold	Yokohama Metal Co., Ltd.	CID002129	JAPAN	RMI Conformant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CID002224	CHINA	RMI Conformant
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CID002243	CHINA	RMI Conformant
Gold	Morris and Watson	CID002282	NEW ZEALAND	Not participating
Gold	Umicore Precious Metals Thailand	CID002314	THAILAND	RMI Conformant
Gold	Geib Refining Corporation	CID002459	UNITED STATES OF AMERICA	RMI Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	CID002509	INDIA	RMI Conformant
Gold	Republic Metals Corporation	CID002510	UNITED STATES OF AMERICA	Not participating
Gold	KGHM Polska Mied? Spó?ka Akcyjna	CID002511	POLAND	Not participating
Gold	Singway Technology Co., Ltd.	CID002516	TAIWAN	RMI Conformant
Gold	Al Etihad Gold LLC	CID002560	UNITED ARAB EMIRATES	RMI Conformant
Gold	Emirates Gold DMCC	CID002561	UNITED ARAB EMIRATES	RMI Conformant
Gold	T.C.A S.p.A	CID002580	ITALY	RMI Conformant
Gold	Remondis Argentia B.V.	CID002582	NETHERLANDS	RMI Conformant
Gold	Korea Zinc Co. Ltd.	CID002605	KOREA, REPUBLIC OF	RMI Conformant
Gold	Marsam Metals	CID002606	BRAZIL	RMI Conformant
Gold	TOO Tau-Ken-Altyn	CID002615	KAZAKHSTAN	Not participating
Gold	SAAMP	CID002761	FRANCE	RMI Conformant
Gold	L'Orfebre S.A.	CID002762	ANDORRA	RMI Conformant
Gold	Italpreziosi	CID002765	ITALY	RMI Conformant
Gold	SAXONIA Edelmetalle GmbH	CID002777	GERMANY	RMI Conformant
Gold	WIELAND Edelmetalle GmbH	CID002778	GERMANY	RMI Conformant
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	CID002779	AUSTRIA	RMI Conformant
Gold	AU Traders and Refiners	CID002850	SOUTH AFRICA	RMI Conformant
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	CID002852	INDIA	Not participating

Gold	Bangalore Refinery	CID002863	MALAYSIA	Not participating
Gold	Kyshtym Copper-Electrolytic Plant ZAO	CID002865	RUSSIAN FEDERATION	Not participating
Gold	Morris and Watson Gold Coast	CID002866	AUSTRALIA	Not participating
Gold	Degussa Sonne / Mond Goldhandel GmbH	CID002867	GERMANY	Not participating
Gold	Pease & Curren	CID002872	UNITED STATES OF AMERICA	Not participating
Gold	SungEel HiMetal Co., Ltd.	CID002918	KOREA, REPUBLIC OF	RMI Conformant
Gold	Planta Recuperadora de Metales SpA	CID002919	CHILE	RMI Conformant
Gold	Safimet S.p.A	CID002973	ITALY	RMI Conformant
Gold	State Research Institute Center for Physical Sciences and Technology	CID003153	LITHUANIA	Not participating